UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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American Eagle Outfitters, Inc.

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AMERICAN EAGLE OUTFITTERS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held

June 15, 2005

and

PROXY STATEMENT

IMPORTANT

Please mark, sign and date the enclosed proxy and promptly return it in the envelope provided.

No postage is necessary if mailed in the United States.

American Eagle Outfitters, Inc.

150 Thorn Hill Drive

Warrendale, Pennsylvania 15086-7528

724-776-4857

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 15, 2005

May 4, 2005

To	the Stockholders of
American	Eagle Outfitters, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of American Eagle Outfitters, Inc., a Delaware corporation (the “Company”), will be held at the Hilton Columbus Hotel at Easton, 3900 Chagrin Drive, Columbus, Ohio, on June 15, 2005, at 10:00 a.m., local time, for the following purposes:

1.	To elect three class I directors, each for a term of three years or until their successors are duly elected and qualified;

2.	To approve the Company’s 2005 Stock Award and Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Whether or not you plan to attend the meeting, please sign, date, and mail the enclosed proxy in the envelope provided. If you attend the meeting, you may vote in person and your proxy will not be used.

By Order of the Board of Directors

Neil Bulman, Jr.

Secretary

AMERICAN EAGLE OUTFITTERS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 15, 2005

This Proxy Statement is furnished to the stockholders of American Eagle Outfitters, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on June 15, 2005, at 10:00 a.m., local time, at the Hilton Columbus Hotel at Easton, 3900 Chagrin Drive, Columbus, Ohio and at any adjournment thereof. It is being mailed to the stockholders on or about May 4, 2005.

All shares represented by properly executed proxies received by the Company prior to the meeting will be voted in accordance with the stockholders’ directions. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (Attention: Neil Bulman Jr., Secretary) or delivered in person at the meeting, by filing a duly executed, later dated proxy or by attending the meeting and voting in person.

Stockholders of record at the close of business on April 22, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. At April 22, 2005, the Company had outstanding 153,303,496 shares of Common Stock, with $.01 par value, entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be voted upon by stockholders at the Annual Meeting.

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters but not others. This would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which include the election of directors, but not on non-routine matters.

The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward such nominee’s achievement of a plurality and thus will have no effect. Each other matter to be submitted to the stockholders for approval at the Annual Meeting requires the affirmative vote of the holders of a majority of the Common Stock voting on the matter. For purposes of determining the number of shares of Common Stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Ownership of Common Stock

The following table shows, as of March 31, 2005, certain information with regard to the beneficial ownership of the Company’s Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company’s directors; (iii) each executive officer named in the summary compensation table below; and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned (1)
	Number	Percent

5% Beneficial Owners
FMR Corp. (2)	7,920,812	5.0%
Jay L. Schottenstein (3) (4)	10,674,230	6.8%
Geraldine Schottenstein (3)	12,205,914	7.8%

Directors and Executive Officers
Ari Deshe (3) (4)	7,444,120	4.7%
Jon P. Diamond (3) (4)	3,470,866	2.2%
Michael G. Jesselson (4)	194,250	*
George Kolber (4)	127,768	*
Roger S. Markfield (4)	2,545,276	1.6%
Susan P. McGalla (4)	33,610	*
Robert R. McMaster (4)	17,000	*
LeAnn Nealz (4)	30,000	*
James V. O’Donnell (4)	859,851	*
Janice E. Page	—	*
Jay L. Schottenstein (3) (4)	10,674,224	6.8%
Gerald E. Wedren (4)	11,250	*
Laura A. Weil (4)	492,835	*
Larry M. Wolf (4)	15,910	*
All directors and executive officers as a group (18 in group)	23,010,450	14.6%

* Represents less than 1% of the Company’s shares of Common Stock.

(1)	Unless otherwise indicated, each of the stockholders has sole voting power and power to sell with respect to the shares of Common Stock beneficially owned. The percent is based upon the 153,243,762 shares outstanding at March 31, 2005 and 3,945,452 shares as to which the Directors and Executive Officers have the right to acquire upon options exercisable or restricted stock vesting within 60 days of March 31, 2005.

(2)	Based on a Schedule 13G/A filed on February 14, 2005 by FMR Corp., parent of Fidelity Management & Research Company, includes 2,903,420 shares with sole power to vote and 7,920,812 shares with sole power to dispose or direct the disposition of. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(3)

Members of the Schottenstein-Deshe-Diamond families (the “families”) beneficially own a total of 22,415,406 shares of the Company, or 14% as of March 31, 2005. Family members include Geraldine Schottenstein, Jay Schottenstein, Ann Deshe, Susan Diamond, Lori Schottenstein, Saul Schottenstein, and each of their spouses if married, including Ari Deshe and Jon Diamond. Geraldine Schottenstein is the mother and Saul Schottenstein is the uncle of Jay Schottenstein, Ann Deshe, Susan Diamond and Lori Schottenstein. The families own all of the stock of SEI, Inc. Jay Schottenstein serves as Chairman of SEI, Inc. and has or shares voting power for 69.9% of SEI, Inc. Accordingly, he may be deemed to be the beneficial owner of the 4,797,636 shares of the Company held by SEI, Inc., and they are included under his name in the table. Jay Schottenstein has shared voting power as trustee or trust advisor of trusts that own 4,736,728 shares and has shared power to sell as trustee of a trust that owns 198,604 shares. Geraldine Schottenstein has sole voting power and power to sell as trustee of a trust that owns 3,599,432 shares, shares voting power and has sole power to sell as trustee of trusts that own 8,407,878 shares, and shares voting power and the power to sell as trustee of a trust that owns 198,604 shares, and in each case all of the shares are included under her name in the table. Ann Deshe has shared voting power as trustee or trust advisor of trusts that own 6,467,308 shares and has sole power to sell as trustee of a trust that owns 2,597,554 shares. Susan Diamond has shared voting power as trust advisor of a trust that owns 2,597,554 shares and has sole voting power and power to sell as trustee of a trust that owns 709,812 shares. The business address for each of SEI, Inc. and the members of the Schottenstein-Deshe-Diamond families is 1800 Moler Road, Columbus, Ohio 43207-1698.

(4)	Includes the following shares for options exercisable and restricted stock to be acquired within 60 days of March 31, 2005: Mr. Deshe—3,750; Mr. Diamond—3,750; Mr. Jesselson—22,500; Mr. Kolber—24,000; Mr. Markfield—1,892,166; Ms. McGalla—33,332; Mr. McMaster—15,000; Ms. Nealz—30,000; Mr. J. Schottenstein—1,128,068; Mr. Wedren—3,750; Ms. Weil—367,342; Mr. Wolf—15,000; and directors and officers as a group—3,984,319.

PROPOSAL ONE: ELECTION OF DIRECTORS

General

The Board of Directors is divided into three classes. Each class of directors is elected for a three-year term. On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has fixed the size of the board at nine directors and nominated three candidates, all of whom are currently directors of the Company, to be elected at the Annual Meeting to serve as Class I Directors for three-year terms ending at the 2008 annual meeting or when their successors are duly elected and qualified. The terms of the remaining six Class II and Class III Directors expire at the annual meetings to be held in 2006 and 2007.

The enclosed proxy, if returned duly executed and not revoked, will be voted as specified in the proxy, or if no instructions are given will be voted FOR each of the nominees listed below. If any nominee should become unavailable to serve, the Board of Directors may decrease the number of directors pursuant to the Bylaws or may designate a substitute nominee, in which event the proxy will be voted FOR such substitute nominee. The Board has no reason to believe that any nominee will be unavailable or, if elected, unable to serve.

Certain information regarding each incumbent director is set forth below as of March 31, 2005, including age, principal occupation, a brief description of business experience during at least the last five years, and other directorships.

Information Regarding Nominees for Class I Directors With Terms Expiring in 2008

Michael G. Jesselson, age 53, has served as a Director of the Company since November 1997. Mr. Jesselson is President of Jesselson Capital Corporation, a private investment corporation headquartered in New York City. He also serves on the Board of Directors of a number of nonprofit institutions.

Roger S. Markfield, age 63, has served as Vice-Chairman and President since November 2003. Prior thereto, he served as Co-Chief Executive Officer of the Company since December 2002 and as President of the Company since February 1995. Mr. Markfield served the Company and its predecessors as Chief Merchandising Officer from February 1995 to December 2002 and as Executive Vice President of Merchandising from May 1993 to February 1995. He became a member of the Board in March 1999. Prior to joining the Company, he served as Executive Vice President-General Merchandising Manager for the Limited Division of The Limited,

Incorporated, a large national specialty retailer from May 1992 to April 1993. From 1969 to 1976 and from 1979 to 1992, he was employed by R.H. Macy & Co., a national retailer operating department and specialty stores, as a Buyer in Boys’ Wear rising to the office of President of Corporate Buying-Mens. From 1976 to 1979, Mr. Markfield served as Senior Vice President of Merchandising and Marketing for the Gap Stores, Inc.

Jay L. Schottenstein, age 50, has served as Chairman of the Company and its predecessors since March 1992. He served the Company as Chief Executive Officer from March 1992 until December 2002 and prior to that time, he served as a Vice President and Director of the Company’s predecessors since 1980. He has also served since March 2005 as Chairman of the Board and Chief Executive Officer of DSW, Inc. and since March 1992 as Chairman and Chief Executive Officer of Schottenstein Stores Corporation, a private company owned by the Schottenstein-Deshe-Diamond families (“SSC”). He has also served as Chairman since March 1992 and as Chief Executive Officer from July 1999 through December 2000 and from April 1991 through July 1997 of Retail Ventures, Inc. (“RVI”), formerly Value City Department Stores, Inc., a company that operates a chain of off-price department stores which is 50.3% beneficially owned by SSC, with the remaining shares publicly-held and traded on the New York Stock Exchange. Mr. Schottenstein served as Vice Chairman of SSC since 1986 and as a director of SSC since 1982. He has also served as an officer and director of various other corporations owned or controlled by members of his family since 1976. Jay L. Schottenstein is the brother-in-law of Ari Deshe and Jon P. Diamond.

Information Regarding Nominees For Class II Directors With Terms Expiring in 2006

Robert R. McMaster, age 56, is a private investor. Prior to his retirement in January 2005, Mr. McMaster served as the Chief Executive Officer of ASP Westward, LLC and ASP Westward, L.P. (and their predecessor companies, Westward Communications Holdings, LLC and Westward Communications, L.P.) since 1997. Prior to that time, Mr. McMaster spent 27 years with KPMG, L.P. in a variety of positions, including Ohio Valley Area Managing Partner and Columbus Office Managing Partner. He also served as a member of KPMG’s Management Committee from 1992 to 1997. Mr. McMaster became a member of the Board in May 2003.

Gerald E. Wedren, age 68, has been a Director of the Company since November 1997. Mr. Wedren has served as President of Craig Capital Co., a Washington D.C. based merger and acquisition firm since 1973. Mr. Wedren has been Managing Partner of Tavern Real Estate Limited Partnership and Wedren Associates, which owns and leases properties in the Washington and Baltimore area, since 1988. Mr. Wedren was President of G.E.W. Inc., an owner of fast food restaurants, from 1981 to 1988. Mr. Wedren is also a Director of Tavern Realty Co.

Larry M. Wolf, age 69, has been retired since 1997 after serving with The Rouse Company for thirty-five years. Mr. Wolf held various positions at The Rouse Company including Director of Merchandising and Creative Services from 1993 to 1997 and Director of Retail Leasing for twenty-one years from 1972 to 1993. He was also promoted to Senior Vice President in 1978. Since his retirement, Mr. Wolf has been providing consulting services to retailers, restaurants and community organizations. Mr. Wolf became a member of the Board in May 2003.

Information Regarding Nominees for Class III Directors With Terms Expiring in 2007

Jon P. Diamond, age 47, has been a Director of the Company since November 1997. Since 1996, Mr. Diamond has served as President and Chief Operating Officer of Safe Auto Insurance Company, a property and casualty insurance company and as Executive Vice President and Chief Operating Officer from 1993 to 1996. Mr. Diamond served as Vice President of SSC from March 1987 to March 1993 and served in various management positions with SSC since 1983. He also serves on the Board of Directors of RVI.

James V. O’Donnell, age 64, has served as Chief Executive Officer of the Company since November 2003 and prior thereto as Co-Chief Executive Officer of the Company since December 2002 and as Chief Operating

Officer for the Company since December 2000. Mr. O’Donnell became a member of the Board in December 2000. Prior to joining the Company, since December 1999, he served as President and Chief Operating Officer of Lyte, Inc., a retail technology services company. From 1997 to 2000, Mr. O’Donnell served as Director of Merchant Banking for Colmen Capital Advisors, Inc., and as a Project Consultant for the C. Everett Koop Foundation. From 1992 to 1997, Mr. O’Donnell was an owner and Chief Executive Officer of Computer Aided Systems, Inc. From 1980 to 1992, Mr. O’Donnell held various executive positions at The Gap Inc., and from 1987 to 1992, he was a member of the Board of Directors and was Executive Vice President. From 1989 to 1992, he served as Chief Operating Officer of The Gap Inc. Mr. O’Donnell is currently a member of the Advisory Board to the Villanova University College of Commerce and Finance, and a member of the Board of Directors of North America Media Engines, Inc. in Toronto, Canada.

Janice E. Page, age 56, is a private investor. Prior to her retirement in 1997, Ms. Page spent twenty-seven years in retailing holding numerous merchandising, marketing and operating positions with Sears Roebuck & Company, including Group Vice President from 1992 to 1997. She also serves on the Board of Directors of Kellwood Company and R.G. Barry Corporation. Ms. Page became a member of the Board in June 2004.

Information Concerning Board of Directors

During the fiscal year ended January 29, 2005 (“Fiscal 2004”), the Board of Directors met seven times. During Fiscal 2004, all members of the Board of Directors attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which they served. Directors who are not employees of the Company are paid an annual retainer of $45,000 per year, payable quarterly. Non-employee directors who participate on one of the Company’s three committees receive an annual retainer of $15,000 per year, payable quarterly, for each committee. Non-employee directors who serve as committee chairs receive an additional annual retainer of $10,000 per year, payable quarterly, for each committee chaired. Mr. Schottenstein receives an annual salary of $250,000 per year in connection with his services as Chairman of the Company. Directors who are employees of the Company do not receive separate compensation for serving as directors. In addition, the Company reimburses travel expenses to attend Board and committee meetings.

The Company’s 1999 Stock Incentive Plan, provides for the automatic grant of options to purchase 1,875 shares of common stock to each non-employee Director on the first trading day of each fiscal quarter. The exercise price for each option is the fair market value of the common stock on the date of grant. The exercise price must be paid either in cash or its equivalent. The Compensation Committee may permit exercise by tendering previously acquired shares or by other means approved by the committee. All of the options become exercisable one year after the date of grant and remain exercisable for a period of ten years from the date of grant, subject to earlier termination after termination of the option holder’s service as a Director of the Company. The options are transferable by the option holders either (i) if transferred without consideration to immediate family members or the entities they control or (ii) if such transfer is approved by the Compensation Committee.

Attendance at the Annual Meeting of Stockholders

It is the expectation of the Company that all members of the Board of Directors attend the Annual Meeting of Stockholders. All members of the Company’s Board of Directors were present at the Company’s 2004 Annual Meeting except for Mr. Markfield.

Board Committees

The Board has a standing Audit Committee, a standing Compensation Committee and a standing Nominating and Corporate Governance Committee (“Nominating Committee”). These committees are governed by written charters, which were approved by the Board of Directors and are available on the Company’s website at www.ae.com under the “About AE, AE Investment Info, Corporate Governance” section. A copy of the Audit Committee charter is also included as Appendix A to this document.

Independent Directors

The Board has determined that the directors that are members of each standing committee are independent as defined in the applicable rules for NASDAQ-traded issuers.

Audit Committee

The primary function of the Audit Committee is to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the qualifications, performance and independence of the independent registered public accounting firm, (3) the performance of the internal auditors, and (4) the Company’s compliance with regulatory and legal requirements. The Audit Committee also reviews and approves the terms of any new related party agreements. The Audit Committee met five times in Fiscal 2004 and is comprised of Mr. Jesselson, Mr. McMaster and Mr. Wedren.

The Board has determined that Mr. McMaster qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”) rules adopted pursuant to the Sarbanes-Oxley Act of 2002. Mr. McMaster serves as the Chairperson of the Audit Committee.

Compensation Committee

The function of the Compensation Committee is to aid the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. The Compensation Committee reviews, recommends and approves salaries and other compensation of executive officers, administers the Company’s 1994 Stock Option Plan and 1999 Stock Incentive Plan and administers the Company’s Management Incentive Plan. The Compensation Committee met twelve times in Fiscal 2004 and is comprised of Mr. Jesselson, Mr. McMaster, Ms. Page, Mr. Wedren and Mr. Wolf. Mr. Wedren serves as the Chairperson of the Compensation Committee.

Nominating Committee

The function of the Nominating Committee is to aid the Board in meeting its responsibilities with regard to the organization and operation of the Board, selection of nominees for election to the Board and other corporate governance matters. The Nominating Committee met three times in Fiscal 2004 and is comprised of Mr. McMaster, Ms. Page, Mr. Wedren and Mr. Wolf. Mr. Wedren serves as the Chairperson of the Nominating Committee. The Nominating Committee developed and reviews each year the Company’s Corporate Governance Guidelines, which were adopted by the Board and are available on the Company’s website at www.ae.com under the “About AE, AE Investment Info, Corporate Governance” section.

The Nominating Committee periodically reviews the appropriate size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. In evaluating and determining whether to recommend a candidate to the Board, the Committee reviews the appropriate skills and characteristics required of Board members in the context of the background of existing members and in light of the perceived needs for the future development of the Company’s business, including issues of diversity and experience in different substantive areas such as retail operations, marketing, technology, distribution, real estate and finance. Candidates may come to the attention of the Committee from a variety of sources, including current Board members, stockholders, and management. To date, the Committee has not used the services of a search firm. The Committee will consider stockholder recommendations of candidates. All candidates are reviewed in the same manner regardless of the source of the recommendation. Stockholder recommendations should be submitted to the Nominating Committee in care of: Corporate Secretary, American Eagle Outfitters, Inc., 150 Thorn Hill Drive, Warrendale, PA 15086-4857. The submission should include the candidate’s name, qualifications and the other information specified in Article Tenth, (b) of the Company’s Certificate of Incorporation, which is available on the Company’s website at www.ae.com under the “About AE, AE Investment Info, Corporate Governance, Other Governance Documents” section. For purpose of the 2006 annual meeting, the Corporate Secretary must receive this information no later than January 4, 2006.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report for the year ended January 29, 2005 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent registered public accounting firm, its independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the firm’s independence.

The Audit Committee discussed with the Company’s internal auditors and its independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 29, 2005 for filing with the Securities and Exchange Commission.

Robert R. McMaster, Audit Committee Chair

Michael G. Jesselson, Audit Committee Member

Gerald E. Wedren, Audit Committee Member

Compensation Committee Interlocks and Insider Participation

The Compensation Committee administers and grants awards under the Company’s 1994 Stock Option Plan and 1999 Stock Incentive Plan. The Compensation Committee consists of Michael G. Jesselson, Robert R. McMaster, Janice E. Page, Gerald E. Wedren and Larry M. Wolf. None of the members are present or former officers of the Company or have affiliates that are parties to agreements with the Company.

Communications with the Board

The Board provides a process for stockholders to send communications to the non-management members of the Board. That process is described on the Company’s website at www.ae.com under the “About AE, AE Investment Info, Corporate Governance, Board of Directors” section.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all of its directors, officers (including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and employees. The Company has made the Code of Ethics available on the Company’s website at www.ae.com under the “About AE, AE Investment Info, Corporate Governance” section.

Executive Officers

The following persons are executive officers of the Company. For information regarding officers who are also Directors, see “Election of Directors.” The officers of the Company are elected annually by the Board and serve at the pleasure of the Board.

Laura A. Weil, age 48, has served as Chief Financial Officer of the Company since December 1995. Prior to joining the Company, she was a consultant to companies including SSC, from March 1995 to December 1995. From 1992 to 1995, she was Senior Vice President and the head of the retailing investment banking practice at

Oppenheimer & Co., Inc. Prior to joining Oppenheimer, Ms. Weil held various executive positions at R.H. Macy & Co., Inc. from 1989 to 1992, including Vice President-Finance and Chief Financial Officer-Credit Operations. From 1988 to 1989 she was an executive with L’Herbier de Provence, a Paris-based cosmetics and toiletries retailer. From 1979 to 1981 and 1983 to 1988, Ms. Weil held various investment banking positions with Lehman Brothers and its predecessor Lehman Brothers Kuhn Loeb. Inc., including Vice President of the firm’s Merchandising group. She also serves on the Board of Directors of Ultra Stores, Inc., a leading privately-held off-price retailer of fine jewelry with 110 stores nationwide. Ms. Weil also serves as Chairperson of the American Eagle Foundation.

Joseph E. Kerin, age 59, has served as Executive Vice President of Store Operations of the Company and its predecessors since January 1991. Prior to that time, he held various positions with the Company’s predecessors, including Senior Vice President-Store Operations from October 1987 to October 1988, Vice President-General Manager Store Operations from February 1979 to October 1987, General Manager Store Operations from November 1975 to February 1979, and Regional/District Manager of the Silverman’s Division from October 1972 to November 1975.

Howard Landon, age 59, has served as Executive Vice President of Production and Sourcing since April 2002. From February 1997 to April 2002, he served as Senior Vice President of Production and Sourcing and from January 1995 to February 1997 he served as Vice President of Production and Sourcing. Prior to joining the Company, Mr. Landon was Vice President of Cygne Design, a division of Ann Taylor, from May 1993 to January 1995. From September 1990 to May 1993, he was a Senior Vice President at Mast Industries, a division of The Limited, Inc. From January 1980 to May 1990, Mr. Landon was Chief Executive Officer of Strategy Fashions, Inc., a privately held sportswear company.

Michael J. Leedy, age 36, has served as Executive Vice President and Chief Marketing Officer since June 1999. From February 1995 to May 1999, he served as Vice President of Marketing. Prior to joining the Company, Mr. Leedy served as President of Method, Inc., a brand strategy firm providing consulting services to the Company and other leading retailers. Prior to leading Method, Inc., he held various positions with The Limited, Inc. in Columbus, Ohio.

Susan P. McGalla, age 40, has served the Company as Executive Vice President and Chief Merchandising Officer since November 2003 and prior thereto as Executive Vice President, Merchandising since August 2002. From November 1997 to August 2002, she served as Vice President, General Merchandise Manager-Women’s. Prior to that time, Ms. McGalla held various other positions with the Company, including Divisional Merchandise Manager-Women’s from June 1996 to November 1997 and Buyer-Women’s from June 1994 to June 1996. Prior to joining the Company, she held various merchandising/management positions at Joseph Horne Company in Pittsburgh, Pennsylvania from June 1986 to June 1994.

LeAnn Nealz, age 48, has served the Company as Executive Vice President and Chief Design Officer since May 2004. Prior to joining the Company, Ms. Nealz served as Senior Vice President-Design of GapKids and babyGap from March 2002 to April 2004. From May 2000 to March 2002, she was a consultant for Esprit. From June 1997 to April 2000, Ms. Nealz was Vice President-Creative Director of Nine West Group INC and President, creator and owner of Le Havlin Piro. From 1996 to September 1997 she was one of the creators of Theory. From 1993 to 1996 Ms. Nealz acted as the Senior Vice President of Design and Marketing for Pepe Jeans. From 1989 to 1993 Ms. Nealz served as both men’s and women’s Senior Design Director at Banana Republic. Prior to that Ms. Nealz held several positions, including Design Director of CK Jeans and Calvin Klein Sport as well as the Creative Director for Guess Jeans.

Dale E. Clifton, age 51, has served the Company and its predecessors as Controller since June 1986, as Chief Accounting Officer since October 1988, and as Vice President since October 1994. He served the Company and its predecessors as Assistant Controller from 1984 to June 1986. Prior to joining the Company, he worked as a Certified Public Accountant from 1975 to 1984 at Alpern, Rosenthal & Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who are beneficial owners of more than ten percent of the Company’s Common Stock (“reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, the Company believes that, during Fiscal 2004, with the exception of one late Form 3 by Ms. Nealz and one late Form 4 filing by each of Mr. Deshe, Mr. Diamond, Mr. Jesselson and Mr. Landon, all reporting persons complied with applicable filing requirements.

Executive Officer Compensation

The following table shows certain information regarding compensation earned during each of the last three fiscal years by the Company’s Chief Executive Officer and each of the Company’s four most highly compensated executive officers.

Summary Compensation Table

	Fiscal Year	Annual Compensation (2)				Long Term Compensation
Name and Principal Position		Salary		Bonus		Restricted Stock Awards	Options/ SARs(#)	All Other Compensation
	(1)					(3)		(4)

James V. O’Donnell (5) Chief Executive Officer	2004 2003 2002	$ $ $	950,000 840,000 800,000	$ $	1,965,600 190,807 None	$4,068,600 None None	None 1,800,000 None	$ $ $	15,700 12,600 15,200

Roger S. Markfield (6) Vice Chairman and President	2004 2003 2002	$ $ $	950,000 945,000 900,000		$1,900,000 None None	$3,372,500 None None	None 600,000 600,000	$ $ $	14,100 12,600 14,600

Susan P. McGalla (7) Executive Vice President and Chief Merchandising Officer	2004 2003 2002	$ $ $	560,000 535,000 460,000		$784,000 None None	$1,006,300 None None	None 116,600 116,668	$ $ $	11,900 9,600 11,700

LeAnn Nealz (8) Executive Vice President and Chief Design Officer	2004		$418,300		$937,500	$1,310,000	150,000		$400

Laura A. Weil Executive Vice President and Chief Financial Officer	2004 2003 2002	$ $ $	485,000 445,000 430,000		$679,000 None None	$472,200 None None	None 60,000 None	$ $ $	12,500 9,700 11,600

(1)	2004, 2003 and 2002 refer to the fifty-two week periods ended January 29, 2005, January 31, 2004, and February 1, 2003, respectively.

(2)	While the named executive officers enjoy certain perquisites, including in certain instances car allowances and in one instance, reimbursement for COBRA payments, for Fiscal 2004, Fiscal 2003 and Fiscal 2002, these did not exceed the lesser of $50,000 per executive or 10% of each executive officer’s salary and bonus.

(3)	The value of the restricted stock included in the Summary Compensation Table is based on the fair market value at the date of grant. The shares granted in 2004 vested on March 8, 2005 upon certification from the Compensation Committee that the Company met certain performance goals except for the grant to Ms. Nealz, which vests 33.3% each year for the next three years in accordance with her employment agreement. Based on the fair market value at January 31, 2005 of $25.40, the value of the restricted stock awarded for 2004 for: Mr. O’Donnell was $7,660,640; Mr. Markfield was $6,350,000; Ms. McGalla was $1,834,388; Ms. Nealz was $2,286,000; and Ms. Weil was $899,000. Dividends are payable on vested and unvested restricted stock awards when dividends are paid on common stock, if applicable.

(4)	Includes the amount of employer matching and supplemental contributions allocated to each executive’s account under the Company’s qualified defined contribution plan as well as term life insurance premiums paid on behalf of the executive during Fiscal 2004, Fiscal 2003 and Fiscal 2002.

(5)	Mr. O’Donnell is employed pursuant to an employment agreement dated December 30, 2003. His agreement has a term of three years, subject to earlier termination by either party. It provides for an annual base salary of at least $950,000 effective February 1, 2004, a cash signing bonus of $200,000, to be grossed-up for income taxes, payable over three years, eligibility for an annual cash bonus under the Company’s Management Incentive Plan, recommended grants of 200,000 restricted shares for each full fiscal year term during the agreement, and other fringe benefits. It provides for a retirement benefit upon the expiration of the contract’s term equal to the Executive’s total cash compensation for the highest compensated fiscal year of the three year contract. Additionally, it provides for severance payments equal to one year of base salary in the event of a non-cause termination by the Company. The Compensation Committee may increase Mr. O’Donnell’s base salary at their discretion.

(6)	Mr. Markfield is employed pursuant to an employment agreement dated September 8, 1999. His agreement has an initial term of three years and continues from year to year thereafter, subject to earlier termination by either party. It provides for an annual base salary of at least $600,000, eligibility for an annual cash bonus under the Company’s Management Incentive Plan, recommended grants during the initial term of up to 600,000 restricted shares and options for 1,800,000 shares under the Company’s 1999 Stock Incentive Plan, and other fringe benefits. It provides for severance payments equal to one year of base salary and continued medical coverage in the event of a non-cause termination by the Company. The Compensation Committee may increase Mr. Markfield’s base salary at their discretion and make additional grants of restricted stock and options following the initial term.

(7)	Ms. McGalla is employed pursuant to an employment agreement dated September 4, 2002. The agreement has an initial term of two and one-half years and continues from year to year thereafter, subject to earlier termination by either party. It provides for an annual base salary of at least $500,000, eligibility for an annual cash bonus under the Company’s Management Incentive Plan, recommended grants during each year of the initial term of up to 33,334 restricted shares and options for 116,668 shares under the Company’s 1999 Stock Incentive Plan, and other fringe benefits. The Compensation Committee may increase Ms. McGalla’s base salary at their discretion and make additional grants of restricted stock and options. On October 14, 2004, Ms. McGalla’s attorney sent a letter to the Company indicating her intent to terminate this agreement. The Company and Ms. McGalla are currently negotiating the terms of a new agreement.

(8)	Ms. Nealz is employed pursuant to an employment agreement dated March 31, 2004 with no stated terms for length of service. It provides for an annual base salary of $625,000, eligibility for an annual cash bonus under the Company’s Management Incentive Plan, recommended grants of 90,000 shares of restricted stock over a three-year period and options for 150,000 shares upon hire with the eligibility for consideration of additional options under the Company’s Stock Option Program on an annual basis beginning in Spring of 2005, and other fringe benefits.

Option/SAR Grants In Last Fiscal Year

The following table sets forth certain information regarding individual grants of stock options in Fiscal 2004 to each of the Company’s most highly compensated executive officers disclosed in the Summary Compensation Table.

Name	Options/ SARs Granted (#)	% of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value $ (1)
James V. O’Donnell	—	—	—	—	—
Roger S. Markfield	—	—	—	—	—
Susan P. McGalla	—	—	—	—	—
LeAnn Nealz	150,000	9.5%	$14.44	June 1, 2014	$869,280
Laura A. Weil	—	—	—	—	—

(1)	The grant date present value was determined using the Black-Scholes option pricing model with the following assumptions: risk-free interest rates of 2.86%; no dividend yield; volatility factor of the expected market price of the Company’s common stock of 0.413; weighted-average expected life of the options of five years; and an expected forfeiture rate of approximately 12.37%.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

The following table provides certain information on the exercise of options during Fiscal 2004 and the number and value of stock options held by the executive officers named in the Summary Compensation Table at January 29, 2005.

	Shares Acquired on Exercise (#)	Value Realized $	Number of Unexercised Options at January 29, 2005 (#)		Value of Unexercised In-The-Money Options at January 29, 2005 ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
James V. O’Donnell	1,255,200	$11,927,996	400,000	1,944,800	$4,901,640	$31,176,854
Roger S. Markfield	1,096,840	$15,751,773	947,366	1,144,800	$13,264,262	$17,931,384
Susan P. McGalla	182,044	$1,840,052	—	142,444	$—	$2,345,623
LeAnn Nealz	—	$—	—	150,000	$—	$1,644,375
Laura A. Weil	250,356	$2,765,048	289,702	267,120	$3,655,598	$3,685,602

(1)	Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at January 29, 2005 of $25.40. An option is in-the-money if the fair market value of the underlying shares exceeds the price of the option.

The following “Report of the Compensation Committee on Executive Compensation” and “Performance Graph” shall not be deemed incorporated by reference by general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General.    The key components of the Company’s executive officer compensation include both short-term and long-term components. Short-term compensation consists of an executive officer’s annual base salary and annual cash bonus. Long-term, equity-based compensation can include grants of restricted stock and stock options awards. The Board of Directors has delegated to the Compensation Committee the authority with respect to the Company’s overall compensation policy, including authority to establish the annual salary and bonus compensation of the officers under the Company’s annual incentive bonus or Management Incentive Plan, as amended (the “Incentive Plan”). The Compensation Committee also has the authority to grant awards in the form of stock options, stock appreciation rights, restricted stock awards, performance units, or performance shares under the Company’s 1999 Stock Incentive Plan, as amended (the “Stock Plan”).

Chief Executive Officer’s Compensation.    James V. O’Donnell serves as Chief Executive Officer of the Company. During Fiscal 2004, his base salary was fixed by the Compensation Committee at $950,000, a 13.1% increase from Fiscal 2003. During Fiscal 2004, the Compensation Committee granted Mr. O’Donnell awards of performance based restricted stock pursuant to the Stock Plan. Additionally, the Compensation Committee fixed a target cash bonus pursuant to the Incentive Plan. The performance goals for the restricted stock and target cash bonus were met. Accordingly, a $1,900,000 performance cash bonus was paid and 301,600 shares of restricted stock became fully vested on March 8, 2005, the date the Fiscal 2004 performance was certified. Additionally, during Fiscal 2004, Mr. O’Donnell received a payment of $65,600 related to the signing bonus under his employment agreement dated December 30, 2003. Mr. O’Donnell’s compensation for Fiscal 2004 was determined by the Compensation Committee, with the advice of an independent consultant retained by the Committee, and it was based on the subjective perception of his performance and his historical and anticipated future contributions to the success of the Company. The determination was not based on specific objective criteria and no specific weight was given to any of the factors considered.

Executive Officer Compensation.    The Fiscal 2004 base salaries and targeted cash bonuses for the executive officers named in the Summary Compensation Table were determined by the Compensation Committee as a part of the Incentive Plan, which was approved by stockholders on June 22, 2004. Bonuses earned under the Incentive Plan are included in the Summary Compensation Table for the fiscal year that they were earned. The Incentive Plan was developed by the Compensation Committee with the assistance of an outside compensation consultant. As a part of the Incentive Plan, the Compensation Committee fixed annual bonus payments equal to varying percentages of base salary, with the bonus payments contingent on meeting performance goals set by the Committee. The determination of base salaries and bonus percentages was not based on specific objective criteria. No specific weight was given to any of the factors considered.

Stock Awards.    The Stock Plan was approved by the stockholders on June 8, 1999, and amended with approval of the stockholders on June 5, 2001, for the purpose of providing incentives to key employees of the Company and its affiliates, consultants who provide significant services to the Company and its affiliates, and directors of the Company who are not employees. The Plan is intended to motivate these individuals to further the growth and profitability of the Company as well as to assist the Company in retaining key employees and directors. During Fiscal 2004, the Compensation Committee granted options, at market value, to executive officers as set forth above under “Options/SAR Grants in Last Fiscal Year” and made awards of restricted stock that were subject to performance goals. The options become exercisable one-third each year and expire ten years from the grant date. As a result of the performance goals being met during Fiscal 2004, the restricted stock became fully vested on March 8, 2005, the date the Fiscal 2004 performance was certified. The determination to grant the options and restricted stock was based on a number of factors, including the advice of an independent consultant and the Compensation Committee’s subjective perception of the individual’s performance and historical and anticipated future contributions to the success of the Company. The determination was not based on specific objective criteria and no specific weight was given to any of the factors considered.

Tax Treatment.    The Compensation Committee considers the potential impact of Section 162(m) of the Internal Revenue Code on its compensation plans and has determined that it is the Company’s preference to qualify its executives’ compensation for deductibility under applicable tax laws, to the extent the Compensation Committee determines it is consistent with the Company’s best interests.

The following members of the Compensation Committee respectfully submit this report:

Gerald E. Wedren, Chair

Michael G. Jesselson

Robert R. McMaster

Janice E. Page

Larry M. Wolf

PERFORMANCE GRAPH

The following graph shows the percentage change in the cumulative total return performance to holders of the Company’s Common Stock with that of The Nasdaq Stock Market—U.S. Index and the Standard & Poor’s Specialty Apparel Index, both of which are published indexes. The Company’s Common Stock is traded on The Nasdaq National Market under the symbol “AEOS”. The comparison of the cumulative total returns for each investment assumes that $100 was invested in the Company’s Common Stock and the respective index on January 31, 2000.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG AMERICAN EAGLE OUTFITTERS, INC.,

THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE S & P APPAREL RETAIL INDEX

	1/00	1/01	1/02	1/03	1/04	1/05
AMERICAN EAGLE OUTFITTERS, INC.	$100.00	$159.38	$105.09	$67.79	$76.91	$210.46
NASDAQ STOCK MARKET (U.S.)	$100.00	$70.62	$44.84	$26.20	$41.52	$41.84
S & P APPAREL RETAIL	$100.00	$93.35	$65.91	$58.30	$76.69	$92.83

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of March 31, 2005, the Schottenstein-Deshe-Diamond families (the “families”) owned 14% of the outstanding shares of Common Stock of the Company. As long as the families own a substantial portion of the Company’s voting shares, they will have significant influence over any action requiring stockholder approval. The families also own a private company, SSC, which includes a publicly-traded subsidiary, RVI, formerly Value City Department Stores, Inc., and also owned 99% of Linmar Realty Company II (“Linmar Realty”) until June 4, 2004. During Fiscal 2004, the Company implemented a strategic plan to eliminate related party transactions with the families. As a result, the Company did not have any material transactions remaining with the families as of January 29, 2005. The Company believes that the terms of the prior transactions were as favorable to the Company as those that could have been obtained from unrelated third parties. The Company had the following transactions with these related parties during Fiscal 2004.

During Fiscal 2004, the Company, through a subsidiary, Linmar Realty Company II LLC, acquired for $20.0 million Linmar Realty Company II, a general partnership that owned the Company’s corporate headquarters and distribution center. The acquisition price, less a straight-line rent accrual adjustment of $2.0 million, was recorded as land and building on the consolidated balance sheet during the three months ended July 31, 2004 and is being depreciated over its anticipated useful life of twenty-five years. Prior to the acquisition, the Company had an operating lease with Linmar Realty for these properties. Rent expense was $0.8 million during Fiscal 2004 under the lease.

The Company and its subsidiaries sell end-of-season, overstock and irregular merchandise to various parties, including RVI. These sell-offs, which are without recourse, are typically sold below cost and the proceeds are reflected in cost of sales. During April 2004, the Company entered into an agreement with an independent third-party vendor for the sale of merchandise sell-offs, thus reducing sell-offs to related parties. Below is a summary of merchandise sell-offs for Fiscal 2004:

(In thousands)	Related Party	Non-Related Party	Total
Fiscal 2004
Marked-down cost of merchandise disposed of via sell-offs	$147	$15,633	$15,780
Proceeds from sell-offs	148	15,273	15,421

Increase (decrease) to cost of sales	$(1)	$360	$359

SSC and its affiliates charge the Company for various professional services provided to the Company, including certain real estate and insurance services. For Fiscal 2004, the Company paid approximately $0.2 million for these services.

During Fiscal 2004, the Company discontinued its cost sharing arrangement with SSC for the acquisition of an interest in several corporate aircraft. The Company paid $0.1 million during Fiscal 2004 to cover its share of operating costs based on usage of the corporate aircraft under the cost sharing arrangement.

During Fiscal 2004, the Company entered into an employment agreement with Charles Chupein, son-in-law of James V. O’Donnell. Mr. Chupein’s employment as Vice President and Chief Operating Officer of the Company’s new concept retail brand began in February 2005. Under this employment agreement, Mr. Chupein will receive an annual salary of $250,000 and is eligible for an annual bonus of up to $200,000 with the actual amount dependent on certain performance based goals. Additionally, Mr. Chupein was granted 30,000 stock options with an exercise price of $25.55 at the commencement of his employment and is eligible to receive up to 4,000 shares of performance based restricted stock. Mr. Chupein also participates in various compensation and employee benefits plans or arrangements on the same basis as other employees in comparable positions.

PROPOSAL TWO: APPROVAL OF THE AMERICAN EAGLE OUTFITTERS, INC.

2005 STOCK AWARD AND INCENTIVE PLAN

The Board of Directors is asking stockholders to approve the American Eagle Outfitters, Inc. 2005 Stock Award and Incentive Plan (the “2005 Plan”). As set forth in footnote (1) to the table below, there were only 667,166 shares available for issuance under the Company’s 1999 Stock Incentive Plan at April 22, 2005, and it is anticipated that a substantial portion of those shares will be granted to complete our fiscal 2005 compensation program prior to the Annual Meeting date, June 15, 2005. The Board believes the adoption of the 2005 Plan as our new long-term incentive plan is necessary because the number of shares currently available under our existing long-term incentive plans, the 1994 Stock Option Plan and the 1999 Stock Incentive Plan (the “Prior Plans”), are insufficient for awards after 2005.

The 2005 Plan is designed to replace the Prior Plans. Accordingly, if the 2005 Plan is approved at the Annual Meeting, no further shares will be issued under the Prior Plans and, in addition to the 12 million shares specifically authorized under the 2005 Plan, the 2005 Plan also will be authorized to issue any shares (1) that remain available for grant under the Prior Plans as of the Annual Meeting, (2) that are represented by awards granted pursuant to the Prior Plans that are cancelled, forfeited, surrendered, terminated or expire unexercised after the Annual Meeting, and (3) that are the excess portion of variable awards that become fixed after the Annual Meeting at less than the maximum amount originally awarded.

We believe it is in the best interest of the Company and its stockholders to continue offering a long-term incentive program to our management-level employees. Proxies solicited on behalf of the Board of Directors will be voted FOR this proposal unless stockholders specify a contrary choice.

Summary of the 2005 Plan

A summary of the 2005 Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the 2005 Plan which is attached to this Proxy Statement as Appendix B.

Purpose

The purpose of the 2005 Plan is to aid the Company in attracting, retaining, motivating and rewarding employees and non-employee directors of the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of stockholders.

Eligibility

Awards may be granted under the 2005 Plan only to an employee of the Company or any subsidiary or affiliate, including any executive officer or non-employee director of the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, as selected by the Compensation Committee.

Permissible Awards

The 2005 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of stock;

•	restricted or unrestricted shares of stock, or restricted stock units;

•	performance awards payable in cash, stock or options; and

•	Stock Appreciation Rights (“SARs”).

Limitations on Awards

As described above, the maximum number of shares of restricted stock, stock options, stock SARs and performance shares that may be granted under the 2005 Plan is 12 million shares, plus any of the following shares of stock authorized under the Prior Plans: (1) shares of stock that remain available for grant as of the Annual Meeting, (2) shares of stock represented by awards that have been cancelled, forfeited, surrendered or terminated or that expire unexercised after the Annual Meeting, and (3) the excess portion of variable awards that become fixed after the Annual Meeting at less than the maximum amount originally awarded. The maximum number of shares with respect to which Full Value Awards may be granted under the 2005 Plan may not exceed 8 million newly authorized shares under the 2005 Plan, plus any of the shares under the Prior Plans described in the preceding sentence. Additionally, with respect to grants to a single employee during a calendar year, no more than 4 million shares may be issued, and the maximum aggregate amount payable under any cash-based performance awards granted in any year to an employee is $4,000,000, plus in each case any unused carryover limit.

Administration

The 2005 Plan is administered by the Compensation Committee, subject to its right to create subcommittees or delegate authority as required or permitted by law. The Committee has the sole authority to designate participants and determine the type, terms and conditions of awards to be granted.

Stock Options

The Committee is authorized to grant incentive stock options or non-qualified stock options under the 2005 Plan. We generally do not grant incentive stock options. The exercise price of an option granted under the 2005 Plan may not be less than the fair market value of the underlying stock on the date of grant and the exercise period shall not exceed ten (10) years.

Restricted Stock Awards and Restricted Stock Units

The Committee may make awards of restricted stock or restricted stock units (which may consist of a combination of stock and other awards) to participants, subject to such restrictions on transferability and other restrictions as the Committee may deem appropriate.

Performance Awards

The Committee may grant performance awards that are payable in cash, restricted or unrestricted shares of stock, or stock options. Subject to the specific limitations discussed above under “Limitations on Awards,” the Committee has the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards. The extent to which these performance goals are met determines the amount of cash, stock or options that can be received by a participant.

Stock Appreciation Rights (SARs)

The Committee may grant SARs under the 2005 Plan. A SAR award permits the participant to receive the appreciation, if any, of the fair market value of a share of common stock on the date of exercise over the fair market value of such a share on the date of grant. Payment of any appreciation will be paid in cash (cash SAR), common stock (stock SAR) or a combination of cash and stock as the Committee directs. A cash SAR granted to an employee on a U.S. payroll will be referred to as a deferred SAR, and the payment of any appreciation on a deferred SAR will be made on a date specified in the award agreement or such earlier distribution date as permitted under Section 409A of the Internal Revenue Code. The exercise period with respect to any SAR shall not exceed ten (10) years.

Performance Goals

The Committee establishes objectively determinable performance goals for awards during specified performance periods based on one or more of the business criteria listed in Section 7(b)(ii) of the 2005 Plan. The goals may be particular to an officer or may be based, in whole or part, on the performance of the division, department, line of business, subsidiary or other business unit in which the officer works, or on the performance of the Company generally. The Committee must establish such goals prior to the beginning of the period to which such performance goals relate (or such later date as may be permitted under applicable tax regulations). Any payment of an award granted with performance goals is conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries

No award is assignable or transferable by a participant other than by will or the laws of descent and distribution. However, the Committee may (but need not) permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account applicable tax or securities laws, and provided further, that no transfer for value or consideration will be permitted without the prior approval of the Company’s stockholders. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Change of Control

Upon the occurrence of a change of control, as defined in the 2005 Plan, all outstanding awards will become noncancellable, fully vested and exercisable, and, to the extent provided by the Committee or by the agreement, all performance goals applicable to an award will be deemed automatically satisfied with respect to the maximum compensation attainable pursuant to such award, so that all of such compensation shall be immediately vested and payable. Further, after a change of control, options will remain exercisable for the earlier of (x) the balance of the stated term of the award without regard to any termination of employment or (y) one year from the termination of employment.

Adjustments

In the event of a merger, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure affecting our common stock, the Committee may make adjustments in the aggregate number and kind of shares reserved for issuance under the 2005 Plan, in the maximum number of shares that may be granted in any calendar year, in the number, kind and exercise price of shares subject to outstanding awards, and such other adjustments as it may determine to be appropriate to ensure that participants are treated equitably and there is no dilution or enlargement of rights. No adjustments will be made that would cause any award to a covered employee to not comply with Code Section 162(m).

No Repricing

No option or stock appreciation right may be amended to reduce the price per share of the shares subject to such option or the exercise price of such stock appreciation right, as applicable, below the option price or exercise price as of the date the option or stock appreciation right is granted, without the prior approval of the Company’s stockholders. In addition, no option or stock appreciation rights maybe granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award having a higher option or exercise price.

Termination and Amendment

Our Board of Directors may terminate or amend the 2005 Plan at any time without stockholder approval, but only to the extent that stockholder approval is not required by applicable law or regulation. Stockholder approval is required with respect to any amendment to increase any of the award limitations set forth in the 2005 Plan, extend the term of the 2005 Plan, materially change the eligibility provisions, or change the provisions governing the minimum exercise price for options.

The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant. Unless approved by our stockholders or otherwise permitted by the antidilution provisions of the 2005 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Awards to Named Executive Officers and Others

Future awards under the 2005 Plan will be made at the discretion of the Compensation Committee. Consequently, we cannot determine with respect to any particular person or group the awards that will be made in the future pursuant to the 2005 Plan or their benefits or amounts. For information on awards to certain executive officers under the Prior Plans during the most recent fiscal year see “Report of the Compensation Committee on Executive Compensation,” “Summary Compensation Table,” and “Option/SAR Grants in Last Fiscal Year.”

U.S. Federal Income Tax Consequences

The following is a general description of the federal income tax consequences to the participant and the Company with regard to awards granted under the 2005 Plan under present law. This discussion does not purport to discuss all tax consequences related to awards under the 2005 Plan.

Nonqualified Stock Options

There will typically be no federal income tax consequences to the optionee or to us upon the grant of a nonqualified stock option under the 2005 Plan. When the optionee exercises a nonqualified option, however, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the exercise price, and we will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options

There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock

Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Performance Awards

A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

Stock Appreciation Rights (SARs)

There will typically be no federal income tax consequences to the participant or to us upon the grant of an SAR under the 2005 Plan. When the participant exercises a SAR, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the fair market value of a share of common stock on date of grant, and we will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m).

Section 409A Deferred Compensation

The above discussion does not address the federal income tax consequences of awards under Section 409A of the Code. Section 409A was added to the Internal Revenue Code by the American Jobs Creation Act of 2004 and generally affects amounts deferred under a covered nonqualified deferred compensation plan after December 31, 2004, and such prior deferrals under a plan that has been materially modified after October 3, 2004. Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. Preliminary guidance issued under Section 409A suggests that certain types of awards under the Plan (other than incentive stock options) may be subject to the additional limitations. In general, the Plan is intended to comply with Section 409A requirements. The Board intends to further review the terms of the Plan and awards made under the Plan and may adopt such additional amendments as it determines appropriate in light of the current and any additional guidance issued under Section 409A.

EQUITY COMPENSATION PLAN TABLE

The following table sets forth additional information as of the end of our last fiscal year on January 29, 2005, about shares of the Company’s common stock that may be issued upon the exercise of options and other rights under the Company’s existing equity compensation plans and arrangements, divided between plans approved by the Company’s stockholders and plans or arrangements not submitted to the Company’s stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available or future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted- average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by stockholders (2)	13,481,248	$10.53	1,396,482
Equity compensation plans not approved by stockholders	—	—	—

Total	13,481,248	$10.53	1,396,482

(1)	At April 22, 2005, the number of shares to be issued upon exercise of outstanding options was 10,444,136 with a weighted average exercise price of $11.28 per share and a weighted average remaining contractual life of 6.94 years. Additionally, 548,600 shares of performance based restricted stock were issued resulting in a total of 10,992,736 shares to be issued, leaving 667,166 shares available for issuance under the 1999 Stock Incentive Plan.

(2)	Equity compensation plans approved by stockholders include the 1994 Stock Option Plan and the 1999 Stock Incentive Plan.

Required Vote

Approval of the 2005 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting. No Awards granted subject to such approval will be paid pursuant to the 2005 Plan if stockholder approval is not obtained.

The Board of Directors recommends that the stockholders vote “FOR” the adoption of the 2005 Stock Award and Incentive Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

During Fiscal 2004, Ernst & Young LLP served as our independent registered public accounting firm and in that capacity rendered an opinion on our consolidated financial statements as of and for the year ended January 29, 2005. The Audit Committee annually reviews the selection of our independent registered public accounting firm and has selected Ernst & Young LLP as our independent registered public accounting firm for the current year. It is anticipated that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives so desire.

The following table sets forth the aggregate fees billed to us by our independent registered public accounting firm in each of the last two fiscal years:

Description of Fees	Fiscal 2004	Fiscal 2003
Audit Fees	$895,690	$370,650
Audit-Related Fees	3,000	3,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$898,690	$373,650

“Audit Fees” include fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including the audit of our internal control over financial reporting, and the review of our interim consolidated financial statements included in quarterly reports as well as fees for services that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents and consultation regarding financial accounting and/or reporting standards. “Audit-Related Fees” include fees billed for accounting research software.

The Audit Committee has adopted a policy that requires pre-approval of all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm, subject to the de minimus exceptions for non-audit services as described in SEC Exchange Act Section 10A(i)(1)(B) which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate the authority to grant pre-approvals of audit and permitted non-audit services to subcommittees consisting of one or more members when it deems appropriate, provided that decisions of such subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

COST OF SOLICITATION OF PROXIES

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, or personal interview. To solicit proxies, we will request the assistance of banks, brokerage houses and other custodians, and, upon request, will reimburse such organizations for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. We will also use the services of a proxy firm to assist in the solicitation of proxies. For such services, we will pay a fee that is not expected to exceed $10,000, plus out-of-pocket expenses.

STOCKHOLDER PROPOSALS

Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2006 must be received by the Company (addressed to the attention of the Secretary) on or before January 4, 2006. Any stockholder proposal submitted outside of the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for presentation at our 2006 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after March 5, 2006 or prior to February 3, 2006. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware, and must otherwise conform to applicable requirements of the Proxy Rules of the Securities and Exchange Commission.

OTHER MATTERS

The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy enclosed confers upon the persons designated herein authority to vote thereon in their discretion.

The Company’s Annual Report for Fiscal 2004, including financial statements, was furnished to stockholders prior to or concurrently with the mailing of this Proxy Statement. Extra copies of the Annual Report, which includes the Company’s Report on Form 10-K to the Securities and Exchange Commission are available without charge upon request, directed to Laura A. Weil, Chief Financial Officer of the Company, at 150 Thorn Hill Drive, Warrendale, Pennsylvania 15086-7528, (724)-776-4857.

Appendix A

AUDIT COMMITTEE CHARTER

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the qualifications, performance and independence of the independent registered public accounting firm, (3) the performance of the internal auditors, and (4) the Company’s compliance with regulatory and legal requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC. At least one member of the Committee shall be a financial expert as defined by the SEC.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Audit Committee members shall serve at the pleasure of the Board. The members of the Committee shall designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet at least four times annually, or more frequently as it determines. As part of its responsibility to foster open communication, the Committee should meet in separate executive sessions at least annually with management, the internal auditors, and the independent registered public accounting firm to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Audit Committee may request to attend a formal or informal meeting or consultation with any officer or employee of the Company, its internal auditors, independent registered public accounting firm or outside counsel.

IV.	RESPONSIBILITIES AND DUTIES

The Audit Committee shall have the sole authority to appoint or replace the independent registered public accounting firm. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm shall report directly to that Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when it deems appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent that it deems it necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review this Charter annually and shall recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the performance of the Committee.

To fulfill its responsibilities and duties the Audit Committee shall, to the extent it deems necessary or appropriate:

Financial Statements and Disclosure Matters

1. Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2. Review and discuss with management and the independent registered public accounting firm the Company’s quarterly financial statements prior to the filing of the quarterly reports on Form 10-Q, including the results of the independent registered public accounting firm’s review of the quarterly financial statements. The Chair of the Committee may represent the entire Committee for the purposes of this review.

3. Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including any significant changes in the selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and actions taken in light of any material control deficiencies.

4. Review and discuss quarterly reports from the independent registered public accounting firm on: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments, and the treatment preferred by the independent registered public accounting firm; and (c) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management a draft of the earnings press releases, including any use of “pro-forma” or “adjusted” non-GAAP financial information, as well as any earnings guidance provided to the investing public. Such discussions may be done generally, including the type of information to be disclosed or types of presentations to be made.

6. Discuss with management and the independent registered public accounting firm the effect on the Company’s financial statements of any regulatory or accounting initiatives or any off-balance sheet structures.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8. Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the CEO or CFO during their certification process for the Form 10-K or Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of Relationship with Independent Registered Public Accounting Firm

10. Review and evaluate the lead partner of the independent registered public accounting firm team.

11. Obtain and review a report from the independent registered public accounting firm at least annually regarding (a) the independent registered public accounting firm’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry of investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent registered public accounting firm and the Company or its executive officers. Evaluate the qualifications, performance and independence of the independent registered public accounting firm, including considering whether the firm’s quality controls are adequate and the provision of any permitted non-audit services is compatible with maintaining the firm’s independence, in each case taking into account the opinions of management and the independent registered public accounting firm. The Audit Committee shall present its conclusions with respect to the independent registered public accounting firm to the Board.

12. Ensure the rotation at the independent registered public accounting firm for the Company’s audit of the lead partner having primary responsibility for the audit and the partner responsible for reviewing the audit at least every five years.

13. Review and approve the hiring by the Company of any employee or former employee of the independent registered public accounting firm who has participated in any capacity in the Company’s audits, and confirm with management prior to the initiation date of each audit that the Company has not hired any such person in the past year in violation of Section 10A(1) of the Exchange Act.

14. Confirm with members of the independent registered public accounting firm team whether or not they had any discussions with their national office on matters of audit quality and consistency relating to the Company, and if so discuss such issues with the national office.

15. Meet with the independent registered public accounting firm prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Internal Audit Function

16. Review the retention and any replacement of the firm providing internal audit services. Review and discuss with management internal staffing plans and/or changes.

17. Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plans with the independent registered public accounting firm and the firm providing internal audit services.

18. Review the significant reports to the Audit Committee or management prepared by the internal auditors and management’s responses.

19. Discuss with the internal auditor and management the internal audit firm responsibilities, budget and staffing and any recommended changes to the planned scope of internal audit projects.

Compliance with Oversight Responsibilities

20. Obtain from the independent registered public accounting firm assurance that it is not aware of any illegal act required to be reported to the Audit Committee under Section 10A(b) of the Exchange Act.

21. Review and advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and the Company’s Code of Ethics. Obtain exception reports from management, the internal auditor and/or the independent registered public accounting firm related to any issues or non-compliance with applicable legal requirements and the Company’s Code of Ethics by the Company or its subsidiaries.

22. Review and approve all related party transactions that are on such terms, which, in the judgment of the Audit Committee, are no less favorable to the Company than could be obtained from unaffiliated parties.

23. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24. Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies or any published reports, in each case, which raise material issues regarding the Company’s financial statements or accounting policies.

25. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation on Audit Committee Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

Adopted June 13, 2000, amended March 10, 2004 and March 8, 2005

Appendix B

AMERICAN EAGLE OUTFITTERS, INC.

2005 STOCK AWARD AND INCENTIVE PLAN

AMERICAN EAGLE OUTFITTERS, INC.

2005 STOCK AWARD AND INCENTIVE PLAN

1. Purpose. The purpose of this 2005 Stock Award and Incentive Plan (the “Plan”) is to aid American Eagle Outfitters, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), in attracting, retaining, motivating and rewarding employees and non-employee directors of the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2. D efinitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Annual Incentive Award” means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(b) “Annual Limit” shall have the meaning specified in Section 5(b).

(c) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

(d) “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant’s Award upon such Participant’s death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant’s spouse shall be subject to the written consent of such spouse.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall have the meaning defined in any employment agreement or severance agreement between the Participant and the Company or a subsidiary or affiliate then in effect or, if no such agreement is then in effect, “Cause” shall mean (i) the Participant’s willful and continued failure substantially to perform the duties of his or her position after notice and opportunity to cure; (ii) any willful act or omission by the Participant constituting dishonesty, fraud or other malfeasance, which in any such case is demonstrably injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates; (iii) an act that constitutes misconduct resulting in a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement within the meaning of Section 304 of The Sarbanes-Oxley Act of 2002; or (iv) a felony conviction in a court of law under the laws of the United States or any state thereof or any other jurisdiction in which the Company or a subsidiary or affiliate conducts business which materially impairs the value of the Participant’s service to the Company or any of its subsidiaries or affiliates; provided, however, that for purposes of this definition, no act or failure to act shall be deemed “willful” unless effected by the Participant not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company’s best interests, and no act or failure to act shall be deemed “willful” if it results from any incapacity of the Participant due to physical or mental illness.

(g) “Change in Control” and related terms have the meanings specified in Section 9.

(h) “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(i) “Committee” means the Compensation Committee of the Board, the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to the listing requirements of the NASDAQ National Market or such other primary exchange on which the Stock is traded (the “Listing Requirements”), and other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder except to the extent limited under the Listing Requirements, in which case as used in this Plan the term “Committee” shall refer to the Board.

(j) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 11(j).

(k) “Disability” means a permanent and total disability within the meaning of Code section 409A(2)(C), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

(l) “Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

(m) “Effective Date” means the effective date specified in Section 11(q).

(n) “Eligible Person” has the meaning specified in Section 5.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(p) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing sale price per share of Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which Stock is traded on the day as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported. Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR shall conform to requirements so as to exempt them from Code Section 409A.

(q) “409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs exercisable for Stock, and Restricted Stock are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(r) “Full-Value Award” means Awards relating to Stock where the value of such Award includes the intrinsic value of the Stock on the date of grant, which generally is Awards other than Options or SARs. References to a “Full-Value Award” under a Preexisting Plan mean an award of a type that would be a Full-Value Award if granted under the Plan.

(s) “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(t) “Option” means a right, granted under this Plan, to purchase Stock.

(u) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(v) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(w) “Performance Award” means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments.

(x) “Preexisting Plans” means each of the following Company plans: the 1994 Stock Option Plan, as amended, and the 1999 Stock Incentive Plan, as amended.

(y) “Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(z) “Restricted Stock Unit” or “RSU” means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(aa) “Retirement” means, in the case of an Employee, a Termination of Service by reason of the Employee’s retirement at or after his or her having achieved a combination of years of age and years of employment by the Company or any Affiliate which equal or exceed 70 years, or such other combination of age and years of service as may be fixed from time to time by the Committee. With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.” With respect to a Nonemployee Director, “Retirement” means termination of service on the Board with the consent of the remaining Directors.

(bb) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(cc) “Stock” means the Company’s Common Stock, par value $0.01 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

(dd) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors.

(b) Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder, provided that any such subcommittee intended to qualify Awards under Code Section 162(m) shall be made up solely of two or more outside directors within the meaning of Treasury Reg. 1.162-27(e)(3). The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent (i) that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, and (ii) permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

(c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent registered public accounting firm, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject To Plan.

(a) Overall Number of Shares Available for Delivery. The total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) twelve million shares, plus (ii) the number of shares that, immediately prior to the Effective Date, remain available for new awards under the Preexisting Plans plus (iii) the number of shares subject to awards under the Preexisting Plans which become available in accordance with Section 4(b) after the Effective Date; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed the number specified under clause (i) above. The shares available under this Section 4(a) shall consist of two designated “share pools,” of which one (“Pool 1”) shall be available for Full-Value Awards and the other (“Pool 2”) shall be available for Awards relating to Stock that are not Full-Value Awards. Pool 1 shall consist of four million shares plus shares added to Pool 1 under clause (iii) above, and Pool 2 shall consist of all other shares available under the Plan; provided, however, that the Committee may increase Pool 1 above its existing limit by reducing the shares available in Pool 2 by two shares for each share added to Pool 1 (which shall have the net effect of reducing the total number of shares available under the Plan) The total number of shares available and the shares designated for Pool 1 and Pool 2 are subject to adjustment as provided in Section 11(c). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4(b). For purposes of Pool 1, shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture.

Accordingly, (i) to the extent that a Full-Value Award under the Plan or a Preexisting Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the award, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will be available under the Plan and Pool 1; and (ii) shares that are withheld from such an award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered to the Participant and will be available under the Plan and Pool 1. The Committee may determine that Full-Value Awards may be outstanding that relate to more shares than the aggregate remaining available under Pool 1 so long as such Awards will not in fact result in delivery and vesting of shares in excess of the number then available under Pool 1. For purposes of Pool 2, shares shall be counted against those reserved to the full extent of the shares underlying the non-Full-Value Award under the Plan or a Preexisting Plan, except that, to the extent such a non-Full-Value Award expires or is forfeited, the shares retained by the Company will be available again under the Plan and Pool 2. To the extent that a SAR under the Plan or a Preexisting Plan is settled in cash or settled by issuance of fewer shares than the number underlying the award, the shares retained by or returned to the Company will be available under the Plan and Pool 2. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate or with which the Company or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

5. Eligibility; Per-Person Award Limitations.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary or affiliate, including any executive officer or non-employee director of the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. Holders of awards granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines, are eligible for grants of substitute awards granted in assumption of or in substitution for such outstanding awards previously granted under the Plan in connection with such acquisition or combination transaction.

(b) Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). A Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal four million shares plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person’s Annual Limit, which for this purpose shall equal $4,000,000.00 plus the amount of the Eligible Person’s unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

(c) Limits on Non-Employee Director Awards. Non-employee directors may be granted any type of Award under the Plan (with the exception of ISOs), but the aggregate number of shares that may be delivered in connection with Awards granted to non-employee directors shall be ten percent of the total reserved under the Plan, and in each calendar year during any part of which the Plan is in effect, a non-employee director may be granted Awards relating to no more than 20,000 shares, subject to adjustment as provided in Section 11(c).

6. Specific Terms Of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 11(e) and 11(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 11(k). The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)	Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a). Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines may be granted with an exercise price per share of Stock other than as required above.

(ii)	Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Sections 11(k) and 11(l)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise, if such withholding or withholding feature will not result in additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through broker-assisted “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including, in the case of 409A Awards, deferred delivery of shares subject to the Option, as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii)	ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422.

(c) Stock Appreciation Rights. The Committee is authorized to grant SAR’s to Participants on the following terms and conditions:

(i)	Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(e) hereof) over (B) the grant price of the SAR as determined by the Committee.

(ii)	Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and whether or not the SAR will be a 409A Award or Non-409A Award (cash SARs will in all cases be 409A Awards). Limited SARs that may only be exercised in connection with a Change in Control or termination of service following a Change in Control as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)	Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)

Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B)

automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in RSUs, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Restricted Stock Units. The Committee is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(i)	Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. RSUs may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(l)), as determined by the Committee at the date of grant or thereafter.

(ii)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the RSU), all RSUs that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)	Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7. Performance Awards, Including Annual Incentive Awards.

(a) Performance Awards Generally. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i)	Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)	Business Criteria. One or more of the following business criteria shall be used by the Committee in establishing performance goals for such Performance Awards:

(1) Income (loss) per common share from continuing operations as disclosed in the Company’s annual or quarterly report filed with the Securities and Exchange Commission (“SEC”) for a particular performance period, either basic or fully diluted and with or without expenses for stock options;

(2) Net income (loss) per common share as disclosed in the Company’s annual or quarterly report filed with the Securities and Exchange Commission (“SEC”) for a particular performance period, either basic or fully diluted and with or without expenses for stock options;

(3) Income (loss) per common share from continuing operations as specified in (a), or net income (loss) per common share as specified in (b), in each case excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) which may be disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter “EPS”);

(4) Earnings before interest, taxes, depreciation and amortization;

(5) Stock price;

(6) Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of stockholders;

(7) Net income;

(8) Percentage increase in total net sales or comparable store sales or another revenue measure as disclosed by the Company in an annual or quarterly report filed with the SEC or in a press release;

(9) Gross margin, cost of goods sold, mark-ups or mark-downs;

(10) Selling, general and administrative (S,G&A) expense, other operating expenses;

(11) Inventory turnover or inventory shrinkage;

(12) Return on assets, return on investment, return on capital, or return on equity; (13) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

(13) Economic profit or value created;

(14) Strategic or operational business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic expansion or new concept development goals; cost targets; customer satisfaction; employee satisfaction; human resources goals, including staffing, training and development and succession planning; supervision of litigation and information technology; and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures;

(15) Any of items (1) through (14) above with respect to any subsidiary, affiliate, business unit or business group of the Company whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meeting of stockholders;

(16) Any of items (1) through (15) above with respect to a performance period whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meetings of stockholders;

(17) Any of items (1) through (16) above excluding any expense for performance based cash or equity compensation, including without limitation, amounts payable under this Plan or the Preexisting Plans or any similar plan; and

With respect to per share items above, other terminology may be used for “income (loss) per common share” (such as “basic EPS”, “earnings per common share”, “diluted EPS”, or “earnings per common share-assuming dilution”) as contemplated by Statement of Financial Accounting Standards No. 128.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)	Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv)	Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)	Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), and its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

(i)	Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii)	Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event prior to the end of a performance period or settlement of such Annual Incentive Award.

(d) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. Certain Provisions Applicable To Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Sections 11(k) and (l), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Sections 6(b)(ii), 6(c)(ii) and 8 or elsewhere in the Plan.

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Sections 11(k) and (l)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, subject to Sections 11(k) and (l). Subject to Section 11(k), installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 83), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A(a)(2)(A)(vi) and 409A(a)(2)(B)(ii), in accordance with Section 409A(a)(2)(B)(ii).

(d) Limitation on Vesting of Certain Awards. Subject to Section 10, Restricted Stock will vest over a minimum period of three years except in the event of a Participant’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances. The foregoing notwithstanding, (i) Restricted Stock as to which either the grant or vesting is based on, among other things, the achievement of one or more performance conditions generally will vest over a minimum period of one year except in the event of a Participant’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances, and (ii) up to 5% of the shares of Stock authorized under the Plan may be granted as Restricted Stock without any minimum vesting requirements. For purposes of this Section 8(d), (i) a performance period that precedes the grant of the Restricted Stock will be treated as part of the vesting period if the participant has been notified promptly after the commencement of the performance period that he or she has the opportunity to earn the Award based on performance and continued service, and (ii) vesting over a three-year period or one-year period will include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period.

9. Change in Control.

(a) Effect of “Change in Control” on Non-Performance Based Awards. In the event of a “Change in Control,” the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

(i)	In the case of Non-409A Awards, to the extent permitted without causing the Award to become subject to Code Section 409A:

(A)	All forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a);

(B)	Any Award carrying a right to exercise that was not previously exercisable and/or vested shall become fully exercisable and/or vested as of the time of the Change in Control and shall remain exercisable and/or vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for Cause, subject only to applicable restrictions set forth in Section 11(a); and

(C)	The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

(ii)	In the case of 409A Awards, if and to the extent permitted under Code Section 409A (for this purpose, if Section 409A would permit any of the following events to occur following 409A Ownership/Control Change but not otherwise, such event shall occur only if a Change in Control also constitutes a 409A Ownership/Control Change):

(A)	All deferral of settlement, forfeiture conditions and other restrictions applicable to an unvested Award granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant (if permitted under Section 409A) and subject to applicable restrictions set forth in Section 11(a);

(B)	Any Award carrying a right to exercise that was not previously exercisable and/or vested shall become fully exercisable and/or vested as of the time of the Change in Control and shall remain exercisable and/or vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for Cause, subject only to applicable restrictions set forth in Section 11(a); and

(C)	The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

(b) Effect of “Change in Control” on Performance-Based Awards. In the event of a “Change in Control,” with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant, to the maximum extent permitted under Section 409A in the case of 409A Awards.

(c) Definition of “Change in Control.” A “Change in Control” shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

(i)	Any “person,” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires voting securities of the Company and immediately thereafter is a “20% Beneficial Owner.” For purposes of this provision, a “20% Beneficial Owner” shall mean a person who is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then-outstanding voting securities; provided that the term “20% Beneficial Owner” shall not include any person who, at all times following such an acquisition of securities, remains eligible to file a Schedule 13G pursuant to Rule 13d-1(b) under the Exchange Act, or remains exempt from filing a Schedule 13D under Section 13(d)(6)(b) of the Exchange Act, with respect to all classes of Company voting securities;

(ii)	During any period of two consecutive years commencing on or after the Effective Date, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person (as defined above) who has entered into an agreement with the Company to effect a transaction described in subsections (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the “Continuing Directors”) cease for any reason to constitute at least a majority thereof;

(iii)	The shareholders of the Company have approved a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 60% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 60% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company, such surviving entity or a subsidiary thereof; and provided further, that, if consummation of the corporate transaction referred to in this Section 9(c)(iii) is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency or approval of the shareholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied;

(iv)

The shareholders of the Company have approved a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect); provided that, if consummation of the transaction referred to in this Section 9(c)(iv) is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency or approval of the shareholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied; and

(v)	Any other event which the Board of Directors of the Company determines shall constitute a Change in Control for purposes of this Plan.

(d) Definition of “409A Ownership/Control Change.” A “409A Ownership/Control Change” shall be deemed to have occurred if a Change in Control occurs which constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v).

(e) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

(f) Termination of Employment After Change in Control Negotiations Have Commenced. For purposes of this Section 9, a termination of a Participant’s employment by the Company without Cause after the commencement of negotiations with a potential acquirer or business combination partner will be deemed to be a termination of employment immediately after a Change in Control if such negotiations result in a transaction constituting a Change in Control within 24 months of the commencement date of such negotiations.

10. Additional Award Forfeiture Provisions.

(a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder, other than Awards granted to non-employee directors, shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(i)	The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii)	The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company (but not earlier than termination of employment in the case of an equity award accounted for under APB 25), the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the Participant’s employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection with such settlement.

(b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant’s employment by the Company or a subsidiary or affiliate and resulting in his or her termination of employment, or during the one-year period following termination of such employment:

(i)	The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, or a telephone company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii)	The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iii)	The Participant fails to cooperate with the Company or any subsidiary or affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

(c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 10(a) and 10(b) and those other provisions shall not be affected by this Agreement.

(d) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by the chief executive officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee and subject to Section 11(k), postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission), and provided further, that no transfer for value or consideration will be permitted without the prior approval of the Company’s stockholders. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate and, in the case of any outstanding Award, necessary in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, including the number of shares available in Pool 1 and Pool 2, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, including the share limits applicable to non-employee director Awards under Section 5(c), (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to

Section 11(l)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Tax Provisions.

(i)	Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company.

(ii)	Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)	Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of the New York Stock Exchange or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant). Notwithstanding any provision in this Plan to the contrary, without the prior approval of the Company’s stockholders, no option or stock appreciation right may be amended to reduce the price per share of the shares subject to such option or the exercise price of such stock appreciation right, as applicable, below the option price or exercise price as of the date the option or stock appreciation right is granted. In addition, no option or stock appreciation rights maybe granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award having a higher option or exercise price. With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

(f) Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a performance period that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified performance period. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Certain Limitations on Awards to Ensure Compliance with Section 409A. For purposes of this Plan, references to an Award term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

(l) Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee’s authority under the Plan (including under Sections 8(c), 11(c) and 11(d)) is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to “variable” accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such “variable” accounting. This provision shall cease to be effective if and at such time as the Company elects to no longer account for equity compensation under APB 25.

(m) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(n) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(n) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(o) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(p) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(q) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders (provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal). Upon such approval of the Plan by the stockholders of the Company, no further awards shall be granted under the Preexisting Plans, but any outstanding awards under the Preexisting Plans shall continue in accordance with their terms. Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan shall terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

(r) Retirement, Death or Disability. In the event of a termination of employment due to death, Disability or Retirement, then:

(1) Effect on Non-Performance Based Awards. The following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 11(r)(ii), unless otherwise provided by the Committee in the Award document:

(i)	In the case of Non-409A Awards, to the extent permitted without causing the Award to become subject to Code Section 409A:

(A)	All forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the termination of employment without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a); and

(B)	Any Award carrying a right to exercise that was not previously exercisable and/or vested shall become fully exercisable and/or vested as of the time of the termination of employment and shall remain exercisable and/or vested for the earlier of (x) the balance of the stated term of such Award without regard to any termination of employment or (y) one year from the termination of employment.

(ii)	In the case of 409A Awards, if and to the extent permitted under Code Section 409A:

(A)	All deferral of settlement, forfeiture conditions and other restrictions applicable to an unvested Award granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the termination of employment without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant (if permitted under Section 409A) and subject to applicable restrictions set forth in Section 11(a);

(B)	Any Award carrying a right to exercise that was not previously exercisable and/or vested shall become fully exercisable and/or vested as of the time of termination of employment and shall remain exercisable and/or vested for the earlier of (x) the balance of the stated term of such Award without regard to any termination of employment or (y) one year from the termination of employment.

(2) Effect on Performance-Based Awards. With respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent that such performance goals are actually met or exceeded subsequent to the termination of employment or as otherwise provided by the Committee in the Award document governing such Award or other agreement with the Participant, to the maximum extent permitted under Section 409A in the case of 409A Awards.

PLEASE DETACH PROXY CARD HERE

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” BOTH PROPOSAL 1 AND PROPOSAL 2.

Please sign and date this Proxy below and return in the enclosed envelope.

DATE: , 2005 (Signature) (Signature of joint owner) Signature(s) must agree with the name(s) printed on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

This proxy is solicited on behalf of the Board of Directors.

PLEASE DETACH PROXY CARD HERE

PROXY

AMERICAN EAGLE OUTFITTERS, INC.

The undersigned Stockholder of American Eagle Outfitters, Inc. hereby appoints Laura A. Weil, Neil Bulman, Jr. and Dale E. Clifton, or any one of them, as attorneys and proxies with full power of substitution to vote all of the shares of Common Stock of American Eagle Outfitters, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of American Eagle Outfitters, Inc. to be held at the Hilton Columbus Hotel at Easton, 3900 Chagrin Drive, Columbus, Ohio on Wednesday, June 15, 2005 at 10:00 a.m., local time, and at any adjournment or adjournments thereof as follows:

1. Proposal One. Election of Directors

MICHAEL G. JESSELSON, ROGER S. MARKFIELD AND JAY L. SCHOTTENSTEIN

FOR all Class I nominees listed (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for all nominees

2. Proposal Two. Approve the Company’s 2005 Stock Award and Incentive Plan.

FOR AGAINST ABSTAIN

3. In their discretion to vote upon such other matters as may properly come before the meeting.

(Instructions: Do not check “WITHHOLD AUTHORITY” to vote for only certain individual nominees. To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above and check “FOR”.)

(Continued, and to be dated and signed, on the other side)